Exhibit 10.2

LIMITED WAIVER AND AMENDMENT

Dated as of March 3, 2006

Citicorp North America, Inc.,

as Administrative Agent and Collateral Agent

Two Penns Way, Suite 200

New Castle, Delaware 19720

Re:	Sunstone Hotel Partnership, LLC Term Credit Facility

Ladies and Gentlemen:

Reference is made to that certain Term Credit Agreement dated as of October 26, 2004, as amended, among Sunstone Hotel Partnership, LLC (“Borrower”); Sunstone Hotel Investors, Inc. (“Parent Guarantor”) and the subsidiaries of the Borrower listed therein as subsidiary guarantors, as guarantors; Citicorp North America, Inc. (“CNAI”), as administrative agent and collateral agent (“Agent”); the financial institutions identified therein as lenders (the “Lenders”) or lender parties (the “Lender Parties”); Calyon New York Branch and Deutsche Bank Securities Inc., as co-documentation agents, and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint book running managers (as amended prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.

On or about December 22, 2005, SHP Ogden, LLC (the “Ogden Subsidiary”) ceased to be bound by its applicable Excluded Subsidiary Agreement. Borrower desires that the Ogden Subsidiary continue to be an Excluded Subsidiary for all purposes under the Credit Agreement and the other Loan Documents, such that the Ogden Subsidiary shall not be required to execute and deliver a Guaranty Supplement or otherwise become a Guarantor, whether or not the Ogden Subsidiary incurs Non-Recourse Debt not prohibited by the Credit Agreement within the 90 day period set forth in Section 5.01(j)(i) of the Credit Agreement. Subject to the terms and conditions of this Limited Waiver and Amendment (this “Agreement”), Agent and the Lenders are willing to waive such compliance to such extent.

Furthermore, Borrower desires that the schedule amendment and document delivery requirements set forth in the last clause of Section 5.01(j)(i) and in the proviso of Section 5.01(j)(ii) be modified, effective as of October 26, 2004, such that (i) to the extent necessary to make such Schedule 4.01(y) to the Credit Agreement accurate and complete, Borrower shall provide an amended Schedule 4.01(y) to the Administrative Agent within 15 Business Days after the end of each calendar quarter, beginning with the calendar quarter ending March 31, 2006 and (ii) Borrower shall provide copies of any new agreements in respect of Non-Recourse Debt identified in such amended Schedule 4.01(y) to the Administrative Agent promptly following any request by the Administrative Agent therefor. Subject to the terms and conditions of this Agreement, Agent and the Lenders are willing to agree to the foregoing.

At the request of Borrower, and in consideration of the mutual undertakings herein expressed, Agent and the Lenders hereby (x) agree that the Ogden Subsidiary shall continue to be an Excluded Subsidiary for all purposes under the Credit Agreement and the other Loan Documents, such that, among other things, the Ogden Subsidiary shall not be required to execute and deliver a Guaranty Supplement or otherwise become a Guarantor, whether or not the Ogden Subsidiary incurs Non-Recourse Debt not prohibited by the Credit Agreement within the 90 day period set forth in Section 5.01(j)(i) of the Credit Agreement; provided, however, that if the Ogden Subsidiary does not incur Non-Recourse Debt not prohibited by the Credit Agreement by December 31, 2006, the Ogden Subsidiary shall cease to be an

Excluded Subsidiary on January 1, 2007 and shall be required to comply with the provisions of Section 5.01(j)(i) (without reference to the provisions of this Agreement) within ten (10) Business Days thereafter, and (y) waive (i) compliance with all contrary provisions of the Credit Agreement solely to the extent necessary to effect the agreement set forth in clause (x) above, and (ii) any Default or Event of Default that would occur under the Credit Agreement in the absence of the amendment set forth in clause (x) above and the waiver set forth in clause (y)(i) above.

Agent and the Lenders also hereby (a) agree that the Schedule amendment and document delivery requirements set forth in the last clause of Section 5.01(j)(i) and in the proviso of Section 5.01(j)(ii) are hereby modified, effective as of October 26, 2004, such that (i) to the extent necessary to make Schedule 4.01(y) to the Credit Agreement accurate and complete, Borrower shall provide an amended Schedule 4.01(y) to the Administrative Agent within 15 Business Days after the end of each calendar quarter, beginning with the calendar quarter ending March 31, 2006 and (ii) Borrower shall provide copies of any new agreements in respect of Non-Recourse Debt identified in such amended Schedule 4.01(y) to the Administrative Agent promptly following any request by the Administrative Agent therefor and (b) waive (i) compliance with all contrary provisions of the Credit Agreement solely to the extent necessary to effect such amendments set forth in clause (a) above, and (ii) any Default or Event of Default that would occur under the Credit Agreement in the absence of the amendments set forth in clause (a) above and the waiver set forth in clause (b)(i) above.

Borrower and Parent Guarantor represent and warrant that the factual matters described herein are true and correct in all material respects as of the date hereof.

The waivers, agreements and amendments set forth herein shall be limited precisely as written, and nothing in this Agreement shall be deemed to (x) constitute (i) a waiver of any other Default or Event of Default or (ii) a waiver or amendment of any other term, provision or condition of the Credit Agreement, any of the other Loan Documents or any other instrument or agreement referred to therein, or (y) except as set forth herein, prejudice any right or remedy that Agent or any Lender Party may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any other instrument or agreement referred to in any of them or in equity or at law.

This Agreement shall become effective as of the date first above written when, and only when, Agent shall have received (i) counterparts of this Agreement executed by Borrower, Parent Guarantor, Agent and the Required Lenders or, as to any of the Lenders, advice satisfactory to Agent that such Lender has executed this Agreement, and (ii) the Consent attached hereto executed by each Guarantor.

Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement and any instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

The Credit Agreement (as modified to the extent specifically provided above), the Notes and each of the other Loan Documents, except to the extent of the limited waivers specifically provided

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above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or of Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents. This Agreement shall constitute a Loan Document.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Agreement to Malcolm K. Montgomery of Shearman & Sterling LLP by facsimile (646-848-7587), with four duplicate originals by overnight courier.

[Balance of page intentionally left blank.]

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This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

SUNSTONE HOTEL PARTNERSHIP, LLC

By	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

(Signatures continued on next page)

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC., as Administrative Agent and Collateral Agent and as a Lender

By	/s/ Jeanne M. Craig
Name: Jeanne M. Craig Title: Vice President

[Lender signatures continued on the following pages.]

[Lender signature page]

Merrill Lynch Capital Corporation,
as a Lender

By	/s/ John C. Rowland
Name: John C. Rowland Title: Vice President

[Signatures continued on next page]

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[Lender signature page]

MORGAN STANLEY SENIOR FUNDING, INC.
as a Lender

By	/s/ Eugene F. Martin
Name: Eugene F. Martin Title: Vice President Morgan Stanley Senior Funding, Inc.

By
Name: Title:

[Signatures continued on next page]

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[Lender signature page]

BARCLAYS BANK PLC
as a Lender

By	/s/ Haejin Baek
Name: Haejin Baek Title: Vice President

By
Name: Title:

[Signatures continued on next page]

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[Lender signature page]

Wachovia Bank, National Association,
as a Lender

By	/s/ Dean R. Whitehill
Name: Dean R. Whitehill Title: Vice President

By
Name: Title:

[Signatures continued on next page]

S-3

[Lender signature page]

Bank of America, N.A.
as a Lender

By	/s/ Lesa J. Butler
Name: Lesa J. Butler Title: Senior Vice President

[Signatures continued on next page]

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[Lender signature page]

GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR,
as a Lender

By	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

By
Name: Title:

[Signatures continued on next page]

S-3

[Lender signature page]

SENIOR DEBT PORTFOLIO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR,
as a Lender

By	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

By
Name: Title:

[Signatures continued on next page]

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[Lender signature page]

BEAR STEARNS CORPORATE LENDING INC.
as a Lender

By	/s/ Victor Bulvacchelli
Name: Victor Bulvacchelli Title: Vice President

CONSENT

Dated as of March 3, 2006

Each of the undersigned, as Guarantor under the Guaranty set forth in Article VII of the Term Credit Agreement dated as of October 26, 2004, in favor of Agent and the other Secured Parties identified in the Credit Agreement referred to in the foregoing Limited Waiver and Amendment (the “Guaranty”), hereby consents to such Limited Waiver and Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Limited Waiver and Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

SUNSTONE HOTEL INVESTORS, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

BUY EFFICIENT, L.L.C.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

ROCHESTER BEVFLOW, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

ROCHESTER RIBM LESSEE, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

RTS LESSEE, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

[Signatures continued on next page]

SHP DT BEVFLOW, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

SUNSTONE HOTEL TRS LESSEE, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

SUNSTONE HOTELS, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

SUNSTONE NAPA MERLOT LESSEE, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

SUNSTONE NAPA, L.L.C.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

SUNSTONE HOTELS ROCHESTER, L.L.C.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

SUNSTONE OUTPARCEL, L.L.C.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

[Signatures continued on next page]

SUNSTONE PLEDGECO, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

SUNSTONE ROCHESTER OUTPARCEL, L.L.C.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

SUNSTONE WINDY HILL, L.L.C.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

SUNSTONE WINDY HILLS LESSEE, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

TTS FACILITIES, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

WB SUNSTONE-BOISE, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

WB SUNSTONE-BOISE, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

[Signatures continued on next page]

SUNSTONE JAMBOREE, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

SUNSTONE JAMBOREE LESSEE, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

WB SUNSTONE-LAKE OSWEGO, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

WB SUNSTONE-LAKE OSWEGO, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

WB SUNSTONE-PORTLAND, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

WB SUNSTONE-PORTLAND, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

WB SUNSTONE-RIVERSIDE, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

[Signatures continued on next page]

WB SUNSTONE-RIVERSIDE, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title:Vice President

WESTBROOK HOTEL CO-INVESTMENT PARTNERS IV, L.L.C.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

WESTBROOK HOTEL PARTNERS IV, L.L.C.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

WHP BEVFLOW, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

WHP TEXAS BEVERAGE-1, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President

WHP TEXAS BEVERAGE-2, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline Title: Vice President